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Household Consumer Loan Trust, Series 1997-1
Deposit Trust Calculations
Previous Due Period Ending                                 Aug 31, 2000
Current Due Period Ending                                  Sep 30, 2000
Prior Distribution Date                                    Sep 14, 2000
Distribution Date                                          Oct 13, 2000


Beginning Trust Principal Receivables                  3,836,588,097.46
Average Principal Receivables                          3,836,428,089.12
FC&A Collections (Includes Recoveries)                    62,563,942.68
Principal Collections                                    109,782,387.69
Additional Balances                                       45,086,252.81
Net Principal Collections                                 64,696,134.88
Defaulted Amount                                          24,564,851.61
Miscellaneous Payments                                             0.00
Principal Recoveries                                       1,153,850.68

Beginning Participation Invested Amount                  338,382,376.94
Beginning Participation Unpaid Principal Balance         338,382,376.94
Ending Participation Invested Amount                     330,509,338.77
Ending Participation Unpaid Principal Balance            330,509,338.77

Accelerated Amortization Date                              Feb 28, 2002
Is it the Accelerated Amortization Period?  0=No                      0

OC Balance as % of Ending Participation Invested                 8.521%
Amount (3 month average)
Is it Early Amortization?  (No, if 3 month OC Average                 0
>or=4.25%)

Investor Finance Charges and Administrative
Collections
Numerator for Floating Allocation                        338,382,376.94
Numerator for Fixed Allocation                           346,554,961.18
Denominator - Max(Sum of Numerators, Principal         3,836,428,089.12
Receivables)
Applicable Allocation Percentage                                8.8202%
Investor FC&A Collections                                  5,518,293.36

Series Participation Interest Default Amount
Numerator for Floating Allocation                        338,382,376.94
Denominator - Max(Sum of Numerators, Principal         3,836,428,089.12
Receivables)
Floating Allocation Percentage                                  8.8202%
Series Participation Interest Default Amount               2,166,680.23


Principal Allocation Components
Numerator for Floating Allocation                        338,382,376.94
Numerator for Fixed Allocation                           346,554,961.18
Denominator - Max(Sum of Numerators, Principal         3,836,428,089.12
Receivables)

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Series Participation Interest Monthly Interest
(a) Series Participation Interest Pass Through Rate,            8.0000%
[Max(b,c)]
(b) Prime Rate minus 1.50%                                      8.0000%
(c) Rate Sufficient to Cover Interest, Yield and                7.0190%
Accelerated Principal Pmt Amount
(d) Series Participation Interest Unpaid Principal       338,382,376.94
Balance
(e) Actual days in the Interest Period                               29
Series Participation Monthly Interest, [a*d*e]             2,180,686.43

Series Participation Interest Interest Shortfall                   0.00
Previous Series Participation Interest Interest                    0.00
Shortfall

Additional Interest                                                0.00

Series Participation Interest Monthly Principal
Available Investor Principal Collections, [a+m+n]          7,873,038.17

(a) Investor Principal Collections, [Max(b,h) or e]        5,706,357.94
(b) prior to Accelerated Amort. Date or not Early          5,706,357.94
Amort. Period, [c*d]
(c) Floating Allocation Percentage                              8.8202%
(d) Net Principal Collections                             64,696,134.88
(e) after Accelerated Amort Date or Early Amort            9,916,941.02
Period, [f*g]
(f) Fixed Allocation Percentage                                 9.0333%
(g) Collections of Principal
                                                         109,782,387.69

(h) Minimum Principal Amount, [Min(i,l)]                   5,277,732.06
(i)  Floating Allocation Percentage of Principal           9,683,076.14
Collections
(j)  2.2% of the Series Participation Interest             7,444,412.29
Invested Amount
(k) Series Participation Interest Net Default Payment      2,166,680.23
Amount
(l)  the excess of (j) over (k)                            5,277,732.06

(m) Series Participation Interest Net Default Payment      2,166,680.23
Amount

(n) Optional Repurchase Amount (principal only) at                 0.00
Sec. 9

Application of Investor Finance Charges and Admin
Collections
Investor Finance Charges and Admin. Collections [Sec.      5,518,293.36
4.11(a)]
Series Servicing Fee paid if HFC is not the Servicer               0.00
[Sec. 4.11(a)(i)]
plus any unpaid Series Servicing Fee of other than HFC             0.00
Series Participation Interest Monthly Interest [Sec.       2,180,686.43
4.11(a)(ii)]
Series Participation Interest Interest Shorfall [Sec.              0.00
4.11(a)(ii)]
Additional Interest [Sec. 4.11(a)(ii)]                             0.00
Series Participation Interest Default Amount [Sec.         2,166,680.23
4.11(a)(iii)]
Reimbursed Series Participation Interest Charge-Offs               0.00
[Sec. 4.11(a)(iv)]
Servicing Fee Paid [Sec. 4.11(a)(v)]                         563,970.63
Excess [Sec. 4.11(a)(vi)]                                    606,956.07

Series Participation Investor Charge Off [Sec.                     0.00
4.12(a)]

Seller's Interest
                                                       1,345,127,181.41

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Series 1997-1  Owner Trust Calculations
Due Period                                                September
                                                               2000
Payment Date                                           Oct 16, 2000


Optimum Monthly Principal  [a+b+c]
(a) Available Investor Principal Collections           7,873,038.17
(b) Series Participation Interest Charge Offs                  0.00
(c) Lesser of Excess Interest and Carryover Charge             0.00
offs

Accelerated Principal Payment                             70,496.33

Series Participation Interest Monthly Interest         2,180,686.43

Allocation of Optimum Monthly Principal and Series
Part. Interest Monthly Interest

Interest and Yield
  Pay Class A-1 Interest Distribution- Sec.            1,021,773.11
3.05(a)(i)(a)
  Pay Class A-2 Interest Distribution- Sec.              200,217.80
3.05(a)(i)(b)
  Pay Class A-3 Interest Distribution- Sec.              264,071.14
3.05(a)(i)(c)
  Pay Class B Interest Distribution- Sec.                201,279.53
3.05(a)(i)(d)
  Pay Certificates the Certificate Yield- Sec.           155,450.16
3.05(a)(i)(e)

Principal up to Optimum Monthly Principal Balance
  Pay Class A-1 to Targeted Principal Balance- Sec.    4,021,780.90
3.05(a)(ii)(a)
  Pay Class A-2 to Targeted Principal Balance subject 787,303.81 to Min Adj Bal- Sec. 3.05(a)(ii)(b)
  Pay Class A-3 to Targeted Principal Balance subject 1,023,494.97 to Min Adj Bal- Sec. 3.05(a)(ii)(c)
  Pay Class B to Targeted Principal Balance subject to 747,938.62 Min Adj Bal- Sec. 3.05(a)(ii)(d)

Pay Certificate Yield if not paid pursuant to Sec.             0.00
3.05 (a)(i)(e)

Principal up to Optimal Monthly Principal
  Pay Certificate to Targeted Principal Balance          551,112.68
subject to Min Adj Bal- Sec. 3.05(a)(iii)
  Pay OC Remaining Optimal Monthly Prin Amt subject to   741,407.19
OC Min Bal- Sec. 3.05(a)(iv)

Principal up to Accelerated Principal Payment Amout
  Pay Class A-1 to Targeted Principal Balance subject          0.00
to Min Adj Bal- Sec. 3.05(a)(v)(a)
  Pay Class A-2 to Targeted Principal Balance subject          0.00
to Min Adj Bal- Sec. 3.05(a)(v)(b)
  Pay Class A-3 to Targeted Principal Balance subject          0.00
to Min Adj Bal- Sec. 3.05(a)(v)(c)
  Pay Class B to Targeted Principal Balance subject to         0.00
Min Adj Bal- Sec. 3.05(a)(v)(d)
  Pay Class A-1 to zero- Sec. 3.05(a)(v)(e)               70,496.33
  Pay Class A-2 to zero- Sec. 3.05(a)(v)(f)                    0.00
  Pay Class A-3 to zero- Sec. 3.05(a)(v)(g)                    0.00
  Pay Class B to zero- Sec. 3.05(a)(v)(h)                      0.00

Principal up to Optimal Monthly Principal
  Pay Class A-1 to zero- Sec. 3.05(a)(vi)(a)                   0.00
  Pay Class A-2 to zero- Sec. 3.05(a)(vi)(b)                   0.00
  Pay Class A-3 to zero- Sec. 3.05(a)(vi)(c)                   0.00
  Pay Class B to zero- Sec. 3.05(a)(vi)(d)                     0.00
  Pay Certificates up to Certificate Minimum Balance           0.00
or zero- Sec. 3.05(a)(vi)(e)
  Pay HCLC Optimum Monthly Principal provided OC >0-           0.00
Sec. 3.05(a)(vi)(f)

Remaining Amounts to Holder of Designated Certificate    267,398.36
- Sec. 3.05(a)(vii)

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Allocations of Distributions to Overcollateralization
Amount

Available Distributions
      Pay OC Remaining Optimal Monthly Prin Amt          741,407.19
subject to OC Min Bal- Sec. 3.05(a)(iv)
      Pay HCLC Optimum Monthly Principal provided OC           0.00
>0- Sec. 3.05(a)(vi)

To Designated Certificate Holder up to total              70,496.33
Accelerated Principal Payments
To Designated Certificate Holder up to Holdback Amount   670,910.86
To HCLC any remaining amounts                                  0.00

Principal paid to the Designated Certificate               5,511.13

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Household Consumer
Loan Trust, 1997-1
Series 1997-1  Owner
Trust Calculations
Due Period Ending      Sep 30, 2000
Payment Date           Oct 16, 2000

Calculation of
Interest Expense

Index (LIBOR)            6.621250%
Accrual end date,      Oct 16, 2000 Sep 15, 2000           31
accrual beginning date
and days in Interest Period
                                                                              < C>

                         Class A-1    Class A-2    Class A-3     Class B Certificates   Overcoll
                                                                                         Amount
Beginning Unpaid       175,886,637   33,838,238   43,989,709  32,146,326  23,686,766 28,834,701
Principal Balance
Previously unpaid             0.00         0.00         0.00        0.00        0.00
interest/yield
Spread to index             0.125%       0.250%       0.350%      0.650%      1.000%
Rate (capped at 12.5%,   6.746250%    6.871250%    6.971250%   7.271250%   7.621250%
14%, 14%, 14%, 15%)
Interest/Yield           1,021,773      200,218      264,071     201,280     155,450
Payable on the
Principal Balance
Interest on previously           0            0            0           0           0
unpaid interest/yield
Interest/Yield Due       1,021,773      200,218      264,071     201,280     155,450
Interest/Yield Paid      1,021,773      200,218      264,071     201,280     155,450

Summary

Beginning Security
Balance                175,886,637   33,838,238   43,989,709  32,146,326  23,686,766 28,834,701
Beginning Adjusted
Balance                175,886,637   33,838,238   43,989,709  32,146,326  23,686,766
Principal Paid
                         4,092,277      787,304    1,023,495     747,939     551,113    741,407
Ending Security
Balance                171,794,360   33,050,934   42,966,214  31,398,387  23,135,654 28,163,790
Ending Adjusted
Balance                171,794,360   33,050,934   42,966,214  31,398,387  23,135,654
Ending Certificate                                                           7.0000%
Balance as %
Participation Interest
Invested Amount
Targeted Balance
                       171,864,856   33,050,934   42,966,214  31,398,387  23,135,654
Minimum Adjusted
Balance                              16,000,000   20,800,000  15,200,000  11,200,000 13,600,000
Certificate Minimum
Balance                                                                    3,338,475
Ending OC Amount as
Holdback Amount                                                                      19,854,158
Ending OC Amount as
Accelerated Prin Pmts                                                                 8,309,632

Beginning Net Charge
offs                             -            -            -           -           -          -
Reversals
                                 -            -            -           -           -          -
Charge offs
                                 -            -            -           -           -          -
Ending Net Charge Offs
                                 -            -            -           -           -          -

Interest/Yield Paid     $1.4004566   $4.1712042   $4.2319093  $4.4140248  $4.6264929
per $1000
Principal Paid per      $5.6089326  $16.4021627  $16.4021630 $16.4021627 $16.4021631
$1000


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